Statements of Operations (USD $)	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Revenues
Products sales and installation	$ 53,917	$ 320,741
Revenue from extended warranties	36,356	17,489
Total revenue	90,273	338,230
Cost of sales	19,071	197,490
Gross profit	71,202	140,740
Operating expenses
General and administrative	60,576	55,849
Professional fees	280,737	89,386
Salaries and benefits	100,019	67,488
Total operating expenses	441,332	212,733
Loss from operations	(370,130)	(71,993)
Other income (expense)
Stock compensation expense		(450,000)
Interest expense	(8,881)	(12,894)
Total other income (expense)	8,881	462,894
Net loss	$ (379,011)	$ (534,887)
Net loss per share (basic and diluted)	$ 0.00	$ 0.00
Weighted average shares outstanding (basic and diluted)	244,557,551	173,621,178